[GRAPHIC OMITTED]


GABELLI GOLD FUND, INC.
THIRD QUARTER REPORT - SEPTEMBER 30, 1999                [PHOTO OF CAESAR BRYAN]

                                                                    CAESAR BRYAN


TO OUR SHAREHOLDERS,

     A number of factors combined to help the gold price recover at the end of September from its recent twenty-year lows. Gold demand reached an all-time high in the second quarter of 1999, and the International Monetary Fund's proposal to sell gold faced almost certain defeat. At the same time, the cost of borrowing gold crept higher, suggesting that many market participants were continuing to short gold and bet that the price would continue to decline. In contrast to the first Bank of England auction, the second auction that took place on September 21 was a success. The gold was sold at a small premium to the prevailing price and the sale was well over-subscribed. Then dramatically, on September 26, the European central banks made a statement clarifying their intentions with respect to their gold holdings. This was the catalyst that pushed the price of gold sharply higher.

INVESTMENT PERFORMANCE

     For the third  quarter ended  September  30, 1999,  The Gabelli Gold Fund's
(the "Fund") total return was 25.05%. The Lipper Gold Fund Average and Philadelphia Gold & Silver ("XAU") Index of large North American gold companies had total returns of 19.21% and 21.20%, respectively, over the same period. The XAU Index is an unmanaged indicator of stock market and investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 9.24% over the trailing twelve-month period. The Lipper Gold Fund Average and XAU Index declined 8.38% and 9.00%, respectively, over the same twelve-month period.

     For the five-year period ended September 30, 1999, the Fund's total return averaged (11.26)% annually versus average annual total returns of (11.75)% and (35.94)% for the Lipper Gold Fund Average and XAU Index, respectively. Since inception on July 11, 1994 through September 30, 1999, the Fund had a cumulative decline of 31.93%, which equates to an average annual return of (7.09)%.

INVESTMENT RESULTS (a)

-------------------------------------------------------------------------------------------------------------

                                                                  Quarter
                                             --------------------------------------------------
                                               1ST          2ND           3RD              4TH           YEAR
                                               ---          ---           ---              ---           ----
1999:    Net Asset Value ...............     $5.45         $5.39         $6.74              --           --
         Total Return ..................     (3.7)%        (1.1)%        25.1%              --           --
--------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value ...............     $6.63         $5.68         $6.17            $5.66         $5.66
         Total Return ..................     12.9%        (14.3)%         8.6%            (8.3)%        (3.6)%
--------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value ...............    $11.83         $9.79         $9.17            $5.87         $5.87
         Total Return ..................     (4.0)%       (17.2)%        (6.3)%          (35.4)%       (51.9)%
--------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value ...............    $14.00        $13.40        $13.46           $12.32        $12.32
         Total Return ..................     22.7%         (4.3)%         0.4%            (8.5)%         8.0%
--------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value ...............    $11.00        $11.96        $12.27           $11.41        $11.41
         Total Return ..................     (0.6)%         8.7%          2.6%            (7.0)%         3.1%
--------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value ...............     --            --           $12.37           $11.07        $11.07
         Total Return ..................     --            --            23.7%(b)        (10.5)%        10.7%(b)
--------------------------------------------------------------------------------------------------------------

Average Annual Returns - September 30, 1999 (a)                          Dividend History
-----------------------------------------------      ---------------------------------------------------------
 1 Year .............................    9.24%       Payment (ex) Date    Rate Per Share    Reinvestment Price
 5 Year ............................  (11.26)%       -----------------    --------------    ------------------
 Life of Fund (b) ..................   (7.09)%       December 29, 1997         $0.058              $5.86

(a) Total returns and average annual returns reflect  changes in share price and  reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend  paid. Of course,  returns  represent past  performance  and do not guarantee  future  results.
Investment  returns and the principal value of an investment will fluctuate.  When shares are redeemed they may be worth more or less than their  original  cost. (b) From  commencement  of investment  operations on July 11,
1994.  Note:  Investing in foreign  securities  involves risks not ordinarily  associated  with  investments in domestic issues, including currency fluctuation,  economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

--------------------------------------------------------------------------------------------------------------

OUR INVESTMENT OBJECTIVE

     The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

     We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

HOLDINGS BY GEOGRAPHIC REGION - 9/30/99

[PIE CHART OMITTED]

North America            52.7%
South Africa             29.6%
Cash                      8.7%
Australia                 6.7%
Europe                    1.3%
Latin America             1.0%


GLOBAL ALLOCATION

     The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

     The following is the text of a joint statement issued on September 26, by fifteen European Central Banks: The European Central Banks of Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden, Switzerland, and England.

STATEMENT ON GOLD:

     In the interest of clarifying their intentions with respect to their gold holdings, the above institutions make the following statement:

     1. Gold will remain an important element of global monetary reserves.

     2. The above institutions will not enter the market as sellers, with the exception of already decided sales.

     3. The gold sales already decided will be achieved through a concerted program of sales over the next five years. Annual sales will not exceed approximately 400 tons and total sales over this period will not exceed 2,000 tons.

     4. The signatories to this agreement have agreed not to expand their gold leasings and their use of gold futures and options over this period.

     5. This agreement will be reviewed after five years.

     We believe this is a catalyst that will result in a fundamental change for the gold market. The news of the amount of sales is probably less important than the banks' statement confirming that they will not expand their gold lending activities. This is likely to have a major impact on the gold lease rate. In the future, the cost of borrowing gold is likely to be higher, making it less profitable for both producers and financial market participants to borrow gold.

     In response to this news, the gold price rallied from $265 per ounce to $300 per ounce by the end of the quarter. We expect the price to move higher as producers and funds seek to cover their short positions. On a fundamental basis the supply/demand equation remains supportive of a higher price. Demand is about 4,000 tons and mine supply can only fill about 2,300 tons. The rest of the demand is met from above ground supplies, much of which comes from central banks.

     Gold stocks have responded to the move in bullion, but there has been a differentiation in performance between those companies that have hedged a significant portion of their reserves and production and those that have left themselves exposed to changes in the gold price. The Gabelli Gold Fund has tended to concentrate its holdings in stocks of companies that have hedged less than the average, such as Newmont Mining, Homestake Mining, Gold Fields Ltd., Franco-Nevada Mining and Harmony Gold Mining. These companies should perform best in a rising gold price environment with investors concentrating on unhedged producers.

     During the quarter, Kinross Gold, Meridian Gold, Lihir Gold and Anglogold all appreciated by more than 45%. By comparison, Barrick Gold and Homestake Mining rose by about 12%. Only two significant portfolio holdings declined during the quarter. They were Stillwater Mining and IAM Gold. Both companies should recover in the months ahead.

     In this new gold environment, gold equities should perform well with investors concentrating on unhedged producers. This should benefit the Fund's portfolio of gold equities.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1999.

ANGLOGOLD LTD. (ANGJ.J - $62.97 - JOHANNESBURG STOCK EXCHANGE) is the world's largest gold producer at nearly seven million ounces per year. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. Anglogold operates thirteen mines in South Africa in addition to Mali and Namibia. The company also gained exposure to the United States, Brazil and Argentina through a transaction with Minorco. Anglogold continues to strive to reduce costs and diversify mining risks to create wealth for its shareholders in a competitive environment.

BARRICK GOLD CORP. (ABX - $21.75 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from their very high quality mines near Elko in Nevada, which the company purchased in the early 1980s. Barrick has used cash flows from its Nevada Mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FRANCO-NEVADA MINING CORP. (FN.TO - $21.60 - TORONTO STOCK EXCHANGE) is one of the world's largest public precious metals royalty companies since its merger with its sister company, Euro-Nevada. The company has taken advantage of depressed commodity prices to acquire assets at bargain levels, providing a foundation for future growth. Euro-Nevada was focused on international gold royalties while Franco-Nevada's focus had been North American royalties. The company maintains a policy of not hedging its gold and has a strong balance sheet with no debt.

GOLDCORP INC. (GA.TO - $6.60 - TORONTO STOCK EXCHANGE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $4.625 - JOHANNESBURG STOCK EXCHANGE) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING LTD. (HARJ.J - $6.02 - JOHANNESBURG STOCK EXCHANGE) is a medium sized gold company producing over one million ounces of gold per year. The company has developed a core competency in mining low-grade ore from underground very efficiently. Harmony Gold Mining has taken these skills and applied their techniques to other poorly managed mines with success. Any small increase in the gold price will likely have a very positive impact on profits, as the company is unhedged.

HOMESTAKE MINING CO. (HM - $9.1875 - NYSE) is an international gold company with exposure in the United States, Australia, Canada, and South America that produces roughly 2.3 million ounces of gold per year. The company continues to diversify its operations through acquisitions such as Plutonic Resources in Australia, Prime Resources in Canada and Argentina Gold Corp. in Argentina. Management has been successful in implementing its policy of improving the quality of its operations and increasing reserves.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $33.75 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world, as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $25.875 - NYSE) is North America's largest gold producer, yielding upwards of four million ounces annually. The company has utilized the cash flow generated by its very successful Nevada operations to expand overseas. Newmont also has a 51% interest in Minera Yanacocha (Latin America's largest gold producing mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. The company is only modestly hedged and is highly leveraged to a rising gold price.

PLACER DOME INC. (PDG - $14.875 - NYSE) is one of the worlds's lowest cost gold producers. Placer Dome has fifteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa and has agreed to merge with Getchell Gold to develop and operate two mines in Nevada.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.


                                        Sincerely,


                                        /s/ Caesar Bryan

                                        CAESAR BRYAN
                                        President and Portfolio Manager

October 25, 1999

     ---------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1999
                               ------------------

     Placer Dome Inc.                        Gold Fields Ltd.
     Newmont Mining Corp.                    Anglogold Ltd.
     Franco-Nevada Mining Corp.              Impala Platinum Holdings Ltd.
     Harmony Gold Mining Ltd.                GoldCorp Inc.
     Barrick Gold Corp.                      Homestake Mining Co.
     ---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
                                                                         Market
     Shares                                                              Value
     ------                                                              -----
              COMMON STOCKS -- 93.2%
              Metals and Mining -- 93.2%
              Australia -- 6.8%
    370,000   Lihir Gold Ltd. .....................................  $   405,749
    470,000   Normandy Mining Ltd. ................................      417,238
     15,000   Normandy Mining Ltd., ADR ...........................      132,662
    103,000   Ranger Minerals NL ..................................      192,287
    300,000   Resolute Samantha Ltd. ..............................      127,286
    140,000   Ross Mining NL ......................................       46,606
                                                                     -----------
                                                                       1,321,828
                                                                     -----------
              Ireland -- 0.6%
    214,771   Glencar Explorations plc ............................      109,714
                                                                     -----------
              North America -- 53.9%
     76,000   Agnico-Eagle Mines Ltd. .............................      587,440
      5,000   Apex Silver Mines Ltd. ..............................       73,750
     45,000   Barrick Gold Corp. ..................................      978,750
     32,600   Bema Gold Corp. .....................................       32,600
     54,189   Franco-Nevada Mining Corp. ..........................    1,170,488
     35,000   Freeport-McMoRan Copper & Gold Inc. .................      544,687
    122,900   GoldCorp Inc., Cl. A ................................      811,028
     35,000   Golden Star Resources Ltd. ..........................       24,287
    100,000   Golden Star Resources Ltd., ADR .....................       75,000
     94,200   Guyanor Resources SA, Cl. B .........................       44,860
     83,640   Homestake Mining Co. ................................      768,443
    169,700   IAM Gold ............................................      409,848
    225,000   Kinross Gold Corp. ..................................      640,027
     80,000   Meridian Gold Inc. ..................................      545,000
    168,800   Moydow Mines International Inc. (a) .................      166,515
     46,700   Newmont Mining Corp. ................................    1,208,362
     22,437   New Venoro Gold Corp. ...............................        3,206
     93,120   Placer Dome Inc. ....................................    1,385,160
     20,025   Stillwater Mining Co. ...............................      538,172
    351,000   TVX Gold Inc. .......................................      444,156
                                                                     -----------
                                                                      10,451,779
                                                                     -----------
              Peru -- 1.0%
     23,801   Cia De Minas Buenaventura SA, Cl. B .................      204,794
                                                                     -----------
              South Africa -- 30.2%
      8,529   Anglogold Ltd.(a) ...................................      537,103
     13,400   Anglogold Ltd., ADR .................................      421,263
     21,658   Ashanti Goldfields Ltd.(a) ..........................        2,166
     60,000   Ashanti Goldfields Ltd., ADR ........................      472,500
    205,000   Avgold Ltd. (a) .....................................      133,195
    100,700   Durban Roodepoort Deep Ltd. (a) .....................      199,638
    250,000   Durban Roodepoort Deep Ltd., ADR ....................      500,000
     61,000   Gold Fields Ltd.(a) .................................      282,125
    147,249   Gold Fields Ltd., ADR ...............................      680,743
     70,000   Harmony Gold Mining Ltd.(a) .........................      421,574
    103,000   Harmony Gold Mining Ltd., ADR .......................      618,000
     26,000   Impala Platinum Holdings Ltd., ADR ..................      877,500
    128,355   Kalahari Goldridge Mining Co. Ltd. ..................       58,591
    367,750   Northam Platinum Ltd. ...............................      419,673
    102,200   West Rand Consolidated Mines Ltd. ...................      219,638
                                                                     -----------
                                                                       5,843,709
                                                                     -----------
              United Kingdom -- 0.8%
     34,273   Randgold Resources Ltd., ADR ........................  $   154,229
                                                                     -----------
              TOTAL COMMON STOCKS .................................   18,086,053
                                                                     -----------
              OPTIONS
              South Africa -- 0.1%
     47,000   Durban Roodepoort Deep Ltd. .........................        6,656
     23,630   Durban Roodepoort Deep Ltd., Ser. B .................        6,692
                                                                     -----------
              TOTAL OPTIONS .......................................       13,348
                                                                     -----------
  Principal
   Amount
   ------
              U.S. GOVERNMENT OBLIGATIONS -- 8.9%
 $1,730,000   U.S. Treasury Bills,
                3.68% to 5.59% ++,
                due 10/14/99 to 12/02/99 .........................    1,721,054
                                                                    -----------
              TOTAL INVESTMENTS -- 102.2%
                (Cost $19,361,681) ...............................   19,820,455

              OTHER ASSETS AND
                LIABILITIES (NET) -- (2.2)% ......................     (433,964)
                                                                    -----------
              NET ASSETS -- 100.0%
                (2,875,806 shares outstanding) ...................  $19,386,491
                                                                    ===========
              NET ASSET VALUE,
                OFFERING AND REDEMPTION
                PRICE PER SHARE ..................................        $6.74
                                                                          =====
----------
(a)     Security fair valued as determined by the Board of Directors.
+       Non-income producing security.
++      Represents annualized yield at date of purchase.
ADR  -- American Depositary Receipt.

                                                   % OF                 MARKET
GEOGRAPHIC DIVERSIFICATION                     MARKET VALUE             VALUE
--------------------------                     ------------             -----
North America                                     61.4%              $12,172,833
South Africa                                      29.6%                5,857,057
Australia                                          6.7%                1,321,829
Europe                                             1.3%                  263,942
Latin America                                      1.0%                  204,794
                                                 -----               -----------
                                                 100.0%              $19,820,455
                                                 =====               ===========

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                            Werner J. Roeder, MD
CHAIRMAN AND CHIEF                               MEDICAL DIRECTOR
INVESTMENT OFFICER                               LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                   Anthonie C. van Ekris
CHIEF EXECUTIVE OFFICER                          MANAGING DIRECTOR
CERUTTI CONSULTANTS, INC.                        BALMAC INTERNATIONAL, INC.

Anthony J. Colavita                              Daniel E. Zucchi
ATTORNEY-AT-LAW                                  PRESIDENT
ANTHONY J. COLAVITA, P.C.                        DANIEL E. ZUCCHI ASSOCIATES

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGERS

Caesar Bryan                                     Bruce N. Alpert
PRESIDENT AND                                    VICE PRESIDENT
PORTFOLIO MANAGER                                AND TREASURER


James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q399SR


                               [PHOTO OF MARIO J. GABELLI]

GABELLI
GOLD
FUND,
INC.




                                     THIRD QUARTER REPORT
                                       SEPTEMBER 30, 1999